RMBS New Issue Term Sheet

Sequoia Mortgage Trust 2005-3

$349,703,000 Certificates (approximate)

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

Classes: A-1 and X-A Certificates (Offered Certificates)

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank, N.A.

Master Servicer

April 14, 2005

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the  “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

COMPUTATIONAL MATERIALS FOR

SEMT 2005-3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DEAL STRUCTURE SUMMARY:

Sequoia Mortgage Trust 2005-3

Mortgage Pass-Through Certificates

$349,703,000 (Approximate, Subject to Final Collateral)

Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat)(2)	Pymt Window (Months) (Call/Mat)(2)	Certificate Interest Rates	Tranche Type	Expected Rtgs S&P/Moody’s/Fitch/DBRS
A-1	$ 349,703,000	3.92/4.27	1 – 123 / 1 – 360	Floater (3)	Senior	AAA/Aaa/AAA/AAA
X-A	$349,703,000 (4) (5)				Notional/Senior	AAA/Aaa/AAA/AAA
X-B	$ 9,496,000 (4) (6)				Notional/Senior	AAA/Aa2/AAA/AA
A-R	$ 100				Residual	AAA/Aaa/AAA/AAA
B-1	$ 6,209,000				Subordinate	AA/Aa2/AA/AA
B-2	$ 3,287,000				Subordinate	A/A2/A/A
B-3	$ 2,374,000	Information Not Provided Hereby			Subordinate	BBB/Baa2/BBB/BBB
B-4	$ 1,096,000				Subordinate	BB/Ba2/BB/BB
B-5	$ 730,000				Subordinate	B+/B2/B+/B
B-6	$ 1,826,406				Subordinate	NR/NR/NR/NR
Total	$365,225,506

(1)

Distributions on the Senior Certificates (as described herein) and the Subordinate Certificates (as described herein) will be derived from one-month and six-month LIBOR adjustable rate Mortgage Loans (as described herein).  Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class A-1 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR.  The WAL and Payment Windows to Maturity for the Class A-1 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3)

The Class A-1 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Net WAC (as described herein) and (iii) 11.50%.

(4)

Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances.  Such classes are interest-only certificates and will not be entitled to distributions of principal.

(5)

The balance shown is the initial notional amount of the Class X-A Certificates. The notional amount of the Class X-A Certificates for any Distribution Date is equal to the class principal amount of the Class A-1 Certificates, immediately prior to such distribution date.  Interest will accrue on the Class X-A Certificates as described in the Prospectus Supplement.

(6)

The notional amount of the Class X-B for any distribution date is equal to the aggregate principal amounts of the Class B-1 and Class B-2 Certificates immediately prior to such distribution date.  Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

Depositor:

Sequoia Residential Funding, Inc.

Joint Lead Managers:

Banc of America Securities LLC and Morgan Stanley & Co. Incorporated

Co-Managers:

Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc.

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

HSBC Bank USA.

Custodian:

Wells Fargo Bank, N.A.

Rating Agencies:

S&P, Moody’s, Fitch and Dominion Bond Rating Service (“DBRS”) will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this Preliminary Term Sheet.

Cut-off Date:

April 1, 2005.

Pricing Date:

On or about April [15], 2005.

Closing Date:

On or about April [28], 2005.

Distribution Dates:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in May 2005.

Certificates:

The “Senior Certificates” will consist of the Class A-1 (the “Class A–1 Certificates”), the Class X-A and Class X-B (together, the “Class X Certificates”) and the Class A-R Certificates. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.

Offered Certificates:

Only the Class A-1, Class X-A, Class X-B, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the “Publicly Offered Certificates”) are being offered publicly.  The Class A-1 and X-A Certificates are being offered hereby.

Accrued Interest:

The Class X-A Certificates will settle with accrued interest.  The Class A-1 will settle flat.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Class A-1 Certificates for each Distribution Date will be the period beginning on the 20th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month of such Distribution Date on a 30/360 basis.  The interest accrual period for the Class X-A Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests along with rights under interest rate cap agreements held outside the REMIC for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates (other than the Class A-R Certificates) and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Clean-Up Call:

The terms of the transaction allow for an optional termination of the trust and retirement of the Certificates on the date (the “Clean-Up Call Date”) on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of approximately 1,044 adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately $365,225,506 aggregate principal balance of Mortgage Loans as of April 1, 2005 (“Statistical Calculation Date”).  Approximately 40.11% and 59.89% of the Mortgage Loans are one-month LIBOR indexed and six-month LIBOR indexed Mortgage Loans, respectively.

Delay Days:

The Class X-A Certificates will have 19 delay days. The Class A-1 Certificates will have 0 delay days.

Net WAC Caps:

The weighted average of the net mortgage rates for the Mortgage Loans.

The Class A-1, Class B-1 and Class B-2 Certificates will have a Certificate Interest Rate equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of the Class A-1 Certificates is subject to the Net WAC Cap, such Certificates become entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap (together, a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-1 or Class B-2 Certificates is subject to the Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (ii) the amount of interest received on such Certificates based on the Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (together, a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” will be established on behalf of the Class A-1, Class B-1 and Class B-2 Certificates (together, the “LIBOR Certificates”).  The Reserve Fund will be funded with any excess interest available as described in “Certificates’ Priority of Distributions” herein.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, the LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, if any.  Amounts otherwise distributable in respect of the Class X-A Certificates will instead be deposited into the Reserve Fund and distributed to the Class A-1 Certificates from the Reserve Fund, to the extent of any Net WAC shortfall amounts for such Classes.  Amounts otherwise distributable in respect of the Class X-B Certificates will be instead deposited into the Reserve Fund and distributed to the Class B-1 and Class B-2 Certificates, in that order, to the extent of any Net WAC Shortfall amounts for such Classes.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Class X Certificates.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Certificates	S&P/Moody's/Fitch/DBRS	Bond Sizes*	Initial Subordination*
Senior Certificates	AAA/Aaa/AAA/AAA	95.75%	4.25%
Class B-1	AA/Aa2/AA/AA	1.70%	2.55%
Class B-2	A/A2/A/A	0.90%	1.65%

*Preliminary and subject to revision.

Shifting Interest:

Until the Distribution Date occurring in May 2015, the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of principal prepayments.  There is no scheduled principal due on certain of the Mortgage Loans for the first five years and for other Mortgage Loans for the first ten years following origination.

The prepayment percentages on the Subordinate Certificates are as follows:

May 2005 – April 2015

0% Pro Rata Share

May 2015 – April 2016

30% Pro Rata Share

May 2016 – April 2017

40% Pro Rata Share

May 2017 – April 2018

60% Pro Rata Share

May 2018 – April 2019

80% Pro Rata Share

May 2019 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in May 2008 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage (equal to the aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage, the Class A-1 Certificates will receive all principal prepayments from the Mortgage Loans regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A-1 Certificates in reduction of its certificate principal balances.

Certificates’ Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Class A-1, Class X and Class A-R Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the Mortgage Loans; provided that, to the extent of any Net WAC Shortfall amount for such Distribution Date with respect to each of the LIBOR certificates, the amount of interest otherwise distributable to the related Class X Certificates shall be deposited in the Reserve Fund.

2)

Class A-R Certificates, principal allocable to such class.

3)

Class A-1 Certificates, principal allocable to such class.

4)

Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

5)

Class B-1 Certificates, principal allocable to such class.

6)

Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

7)

Class B-2 Certificates, principal allocable to such class.

8)

Class A-1 Certificates, the related Net WAC Shortfall amount, from the Reserve Fund.

9)

Class B-1 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

10)

Class B-2 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

11)

Class X Certificates, the excess amounts related to each Class X Certificate, from the Reserve Fund.

12)

Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

13)

Class A-R Certificate, any remaining amount.

Certificate Interest Rate Cap Schedule for Class A-1

Assumptions:
20% CPR Hard Cap: 11.50% To Call Initial 1 Month LIBOR: 2.95000% Initial 6 Month LIBOR: 3.41000%

The Certificate Interest Rate Cap is calculated using the assumptions beginning on page 10. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

Distribution	Certificate Interest Rate
Period	Cap
1	3.79%
2	7.02%
3	7.28%
4	8.63%
5	9.57%
6	10.84%
7 and after	11.50%

Assumed Mortgage Loan Characteristics

(as of the Cut-off Date)

	Original
Scheduled	Term to				Mos.	Payment	Rate
Principal	Stated	Loan	Net	Gross	to	Reset	Reset	Periodic	Rate	Remaining	Lookback
Balance	Maturity	Age	Coupon(%)	Margin(%)	Roll	Freq.	Freq.	Rate Cap(%)	Ceiling(%)	IO Term	Days
62,407,050.87	300	1	3.8534886872	1.4973724924	1	1	1	N/A	12.0000000000	119	32
41,457,552.76	360	2	3.7706284754	1.5731704261	1	1	1	N/A	12.0000000000	118	30
208,909.04	360	7	3.9835000000	1.3750000000	5	6	6	N/A	12.0000000000	53	30
195,000.00	300	3	3.8585000000	1.6250000000	3	6	6	N/A	12.0000000000	117	45
1,138,139.00	300	2	3.9782874337	1.6250000000	4	6	6	N/A	12.0000000000	118	45
12,838,720.00	300	1	4.2773996255	1.6693572256	5	6	6	N/A	12.0000000000	119	45
8,688,100.00	300	0	4.4511540325	1.6250000000	6	6	6	N/A	12.0000000000	120	45
410,426.67	360	7	3.4154975935	1.8818972918	1	6	6	N/A	12.0000000000	113	30
674,775.45	360	4	3.3866529674	1.5686940652	2	6	6	N/A	12.0000000000	116	30
4,015,492.84	360	3	3.8019238202	1.6026410646	3	6	6	N/A	12.0000000000	117	30
14,824,837.91	360	2	3.7749420837	1.6093457853	4	6	6	N/A	12.0000000000	118	30
14,321,022.99	360	1	3.9096397476	1.6258285110	5	6	6	N/A	12.0000000000	119	30
9,785,550.00	360	0	4.0254406676	1.5537623077	6	6	6	N/A	12.0000000000	120	30
403,455.81	360	1	3.9835000000	1.1250000000	1	1	1	N/A	12.5000000000	0	30
41,778,925.51	359	2	3.8039582793	1.7484191950	1	1	1	N/A	12.1915472377	118	30
458,000.00	360	1	4.1085000000	1.9540120087	1	1	1	N/A	12.0000000000	119	45
187,600.00	360	27	3.1085000000	2.1250000000	3	6	6	N/A	12.0000000000	33	30
658,682.74	360	8	4.3085000000	2.0000000000	4	6	6	6.0000000000	12.0000000000	52	25
3,495,509.87	360	2	3.5187519427	2.1250000000	4	6	6	N/A	12.0000000000	58	30
149,500.00	360	24	3.1085000000	2.1250000000	6	6	6	N/A	12.0000000000	36	30
1,228,796.86	360	5	3.3085000000	2.0000000000	1	6	6	6.0000000000	12.0000000000	115	25
1,902,789.57	360	5	3.8585000000	2.0000000000	1	6	6	N/A	12.5000000000	115	30
115,998.34	360	5	1.5985000000	2.0000000000	1	6	6	N/A	12.0000000000	115	45
620,000.00	360	4	3.3085000000	2.0000000000	2	6	6	1.0000000000	12.0000000000	116	25
6,893,984.71	360	5	3.7326254378	1.8179345536	2	6	6	N/A	12.4315275186	115	30
2,828,825.05	356	5	2.6944671450	1.8396664867	2	6	6	N/A	12.0450717163	115	45
7,235,844.07	360	4	3.7308697675	2.1996416477	3	6	6	2.7065316887	11.6636879725	116	25
10,918,076.17	360	3	3.9819153007	1.8453574220	3	6	6	N/A	12.2386821025	117	30
34,431,780.40	355	3	2.3369439222	1.8788650345	3	6	6	N/A	12.0032627394	117	45
3,523,592.51	360	8	3.9565299410	1.6480299410	4	6	6	6.0000000000	12.0000000000	112	25
13,570,679.15	360	2	3.9972832933	1.7698539466	4	6	6	N/A	12.0680695483	118	30

Assumed Mortgage Loan Characteristics (Continued)

(as of the Cut-off Date)

	Original
Scheduled	Term to				Mos.	Payment	Rate
Principal	Stated	Loan	Net	Gross	to	Reset	Reset	Periodic	Rate	Remaining	Lookback
Balance	Maturity	Age	Coupon(%)	Margin(%)	Roll	Freq.	Freq.	Rate Cap(%)	Ceiling(%)	IO Term	Days
7,424,806.00	300	4	4.3111110177	1.8284803839	4	6	6	N/A	12.0000000000	116	45
2,667,430.00	360	7	3.2345149282	1.9260149282	5	6	6	6.0000000000	12.0000000000	113	25
17,127,950.00	356	1	4.2038806498	1.7888750551	5	6	6	N/A	12.0116184365	119	30
15,108,792.33	301	1	4.3592259101	1.7798216257	5	6	6	N/A	12.0000000000	119	45
821,773.44	360	6	2.9320276234	1.6235276234	6	6	6	6.0000000000	12.0000000000	114	25
8,369,250.00	360	0	4.3677727843	1.8397997132	6	6	6	N/A	12.0212085910	120	30
12,337,886.25	300	0	4.5201440250	1.7745161778	6	6	6	N/A	12.0000000000	120	45

BALANCE	$365,225,506
NUMBER OF LOANS	1,044

		Minimum	Maximum
AVG CURRENT BALANCE	$349,832.86	$50,000.00	$4,225,000.00
AVG ORIGINAL BALANCE	$350,516.40	$50,000.00	$4,225,000.00

WAVG LOAN RATE	4.185%	1.990%	5.375%
WAVG EXPENSE FEE(1)	0.394%	0.392%	1.142%
WAVG NET LOAN RATE	3.792%	1.599%	4.984%

WAVG GROSS MARGIN	1.703%	1.125%	2.750%
WAVG MAXIMUM LOAN RATE	12.038%	9.000%	12.500%

WAVG ORIGINAL LTV	69.92%	15.00%	100.00%
WAVG EFFECTIVE LTV(2)	69.06%	15.00%	100.00%

WAVG CREDIT SCORE	737	538	821

WAVG ORIGINAL TERM	340 months	300 months	360 months
WAVG REMAINING TERM	338 months	268 months	360 months
WAVG SEASONING	2 months	0 months	32 months

WAVG NEXT RATE RESET	3 months	1 months	6 months
WAVG RATE ADJ FREQ	4 months	1 months	6 months
WAVG FIRST RATE ADJ FREQ	4 months	1 months	6 months

WAVG IO ORIGINAL TERM (3)	119 months	60 months	120 months
WAVG IO REMAINING TERM (3)	117 months	33 months	120 months

TOP STATE CONCENTRATIONS($)	CA(21.05%),FL(11.35%),AZ(6.46%),CO(4.45%),NY(4.33%)
MAXIMUM ZIP CODE CONCENTRATION($)	20854(1.34%)

FIRST PAY DATE		9/1/2002	5/1/2005
NEXT RATE CHANGE DATE		5/1/2005	10/1/2005
MATURITY DATE		8/1/2027	4/1/2035

(1)

Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(3)

Includes Interest-Only Loans only.

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
INDEX	Loans	Statistical Calculation Date	Statistical Calculation Date
6 M LIBOR	678	$218,720,521.36	59.89%
1 M LIBOR	366	146,504,984.95	40.11
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
DELINQUENCY	Loans	Statistical Calculation Date	Statistical Calculation Date
Current	1,044	$365,225,506.31	100.00%
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
CURRENT BALANCE ($)	Loans	Statistical Calculation Date	Statistical Calculation Date
0.01 - 100,000.00	65	$5,349,304.57	1.46%
100,000.01 - 200,000.00	329	50,108,579.34	13.72
200,000.01 - 300,000.00	240	59,796,763.16	16.37
300,000.01 - 400,000.00	136	47,899,651.84	13.12
400,000.01 - 500,000.00	91	41,202,880.99	11.28
500,000.01 - 600,000.00	68	37,155,851.67	10.17
600,000.01 - 700,000.00	37	23,869,095.52	6.54
700,000.01 - 800,000.00	19	14,088,774.25	3.86
800,000.01 - 900,000.00	10	8,503,092.50	2.33
900,000.01 - 1,000,000.00	15	14,843,750.00	4.06
1,000,000.01 - 1,500,000.00	18	22,105,262.48	6.05
1,500,000.01 - 2,000,000.00	4	7,287,000.00	2.00
2,000,000.01 - 2,500,000.00	4	8,743,000.00	2.39
2,500,000.01 - 3,000,000.00	7	20,047,499.99	5.49
Greater than 3,000,000.01	1	4,225,000.00	1.16
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
LOAN RATE (%)	Loans	Statistical Calculation Date	Statistical Calculation Date
1.751 - 2.000	111	$24,991,811.72	6.84%
2.501 - 2.750	2	548,440.00	0.15
2.751 - 3.000	1	75,000.00	0.02
3.001 - 3.250	4	1,565,267.04	0.43
3.251 - 3.500	15	4,941,808.13	1.35
3.501 - 3.750	49	19,626,455.37	5.37
3.751 - 4.000	139	44,291,702.78	12.13
4.001 - 4.250	280	105,508,796.37	28.89
4.251 - 4.500	189	64,528,202.77	17.67
4.501 - 4.750	140	54,812,024.95	15.01
4.751 - 5.000	86	35,583,374.93	9.74
5.001 - 5.250	25	7,753,522.25	2.12
5.251 - 5.500	3	999,100.00	0.27
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
GROSS MARGIN (%)	Loans	Statistical Calculation Date	Statistical Calculation Date
1.125	24	$8,639,595.72	2.37%
1.250	58	14,976,666.89	4.10
1.375	71	25,807,528.21	7.07
1.500	193	81,979,371.42	22.45
1.625	177	59,478,886.68	16.29
1.750	124	42,305,858.20	11.58
1.875	97	36,675,090.33	10.04
2.000	229	69,956,410.13	19.15
2.125	42	13,052,850.36	3.57
2.250	28	11,812,043.74	3.23
2.750	1	541,204.63	0.15
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
ORIGINAL TERM (Months)	Loans	Statistical Calculation Date	Statistical Calculation Date
300	266	$124,584,330.53	34.11%
360	778	240,641,175.78	65.89
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
REMAINING TERM (Months)	Loans	Statistical Calculation Date	Statistical Calculation Date
265 - 270	1	$472,999.00	0.13%
271 - 276	1	181,122.25	0.05
295 - 300	264	123,930,209.28	33.93
331 - 336	2	337,100.00	0.09
349 - 354	28	13,540,561.18	3.71
355 - 360	748	226,763,514.60	62.09
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
IO REMAINING TERM (Months) (1)	Loans	Statistical Calculation Date	Statistical Calculation Date
31 - 36	2	$337,100.00	0.09%
49 - 54	2	867,591.78	0.24
55 - 60	11	3,495,509.87	0.96
85 - 90	1	472,999.00	0.13
91 - 96	1	181,122.25	0.05
109 - 114	26	12,672,969.40	3.47
115 - 120	1,000	346,794,758.20	95.06
Total:	1,043	$364,822,050.50	100.00%
(1) Interest-Only loans only.

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
PREPAY TERM (Months)	Loans	Statistical Calculation Date	Statistical Calculation Date
0	710	$279,526,938.65	76.54%
36	334	85,698,567.66	23.46
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
RATE CHANGE DATE	Loans	Statistical Calculation Date	Statistical Calculation Date
May 1, 2005	376	$150,162,996.39	41.12%
June 1, 2005	34	11,017,585.21	3.02
July 1, 2005	196	56,983,793.48	15.60
August 1, 2005	151	44,636,247.18	12.22
September 1, 2005	176	62,272,824.36	17.05
October 1, 2005	111	40,152,059.69	10.99
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
ORIGINAL LTV (%)	Loans	Statistical Calculation Date	Statistical Calculation Date
10.01 - 20.00	2	$432,000.00	0.12%
20.01 - 30.00	12	2,842,186.09	0.78
30.01 - 40.00	29	8,178,520.72	2.24
40.01 - 50.00	64	25,554,521.44	7.00
50.01 - 60.00	76	30,297,035.64	8.30
60.01 - 65.00	84	42,432,952.40	11.62
65.01 - 70.00	135	55,017,128.96	15.06
70.01 - 75.00	147	51,350,922.97	14.06
75.01 - 80.00	443	132,949,425.22	36.40
80.01 - 85.00	9	1,619,951.38	0.44
85.01 - 90.00	14	3,138,377.56	0.86
90.01 - 95.00	10	4,024,767.56	1.10
95.01 - 100.00	19	7,387,716.37	2.02
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
EFFECTIVE LTV (1) (%)	Loans	Statistical Calculation Date	Statistical Calculation Date
10.01 - 20.00	3	$666,000.00	0.18%
20.01 - 30.00	12	2,842,186.09	0.78
30.01 - 40.00	29	8,178,520.72	2.24
40.01 - 50.00	65	25,879,521.44	7.09
50.01 - 60.00	80	32,108,035.64	8.79
60.01 - 65.00	84	42,432,952.40	11.62
65.01 - 70.00	150	62,722,146.33	17.17
70.01 - 75.00	147	51,350,922.97	14.06
75.01 - 80.00	443	132,949,425.22	36.40
80.01 - 85.00	9	1,619,951.38	0.44
85.01 - 90.00	12	2,538,077.56	0.69
90.01 - 95.00	9	1,464,767.56	0.40
95.01 - 100.00	1	472,999.00	0.13
Total:	1,044	$365,225,506.31	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
CREDIT SCORE	Loans	Statistical Calculation Date	Statistical Calculation Date
520 - 539	1	$1,687,000.00	0.46%
560 - 579	1	234,000.00	0.06
580 - 599	1	315,000.00	0.09
600 - 619	2	3,272,500.00	0.90
620 - 639	5	2,320,680.00	0.64
640 - 659	12	5,826,833.48	1.60
660 - 679	80	19,445,781.64	5.32
680 - 699	127	39,591,885.70	10.84
700 - 719	150	54,996,379.78	15.06
720 - 739	132	42,278,814.13	11.58
740 - 759	158	51,853,251.24	14.20
760 - 779	171	77,470,899.29	21.21
780 - 799	138	51,395,234.45	14.07
800 - 819	64	14,290,326.60	3.91
820 - 839	2	246,920.00	0.07
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
AMORTIZATION	Loans	Statistical Calculation Date	Statistical Calculation Date
Interest Only	1,043	$364,822,050.50	99.89%
Principal and Interest	1	403,455.81	0.11
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
DOCUMENTATION	Loans	Statistical Calculation Date	Statistical Calculation Date
Full Documentation	648	$190,527,726.83	52.17%
Asset Verification/No Income Verification	164	63,734,993.21	17.45
Alternative Documentation	79	54,103,838.16	14.81
Lite Documentation	84	29,010,854.56	7.94
Limited Documentation	66	26,685,093.55	7.31
No Ratio	3	1,163,000.00	0.32
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
OCCUPANCY	Loans	Statistical Calculation Date	Statistical Calculation Date
Primary	899	$306,975,646.78	84.05%
Second Home	107	48,679,354.34	13.33
Investment	38	9,570,505.19	2.62
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
PROPERTY TYPE	Loans	Statistical Calculation Date	Statistical Calculation Date
Single Family	642	$222,796,693.98	61.00%
Planned Unit Development	258	96,696,359.04	26.48
Condo-Lo	55	15,838,991.96	4.34
Condominium	52	15,652,853.57	4.29
Two-to-Four Family	14	4,938,012.38	1.35
Condo-Hi	12	4,179,705.81	1.14
Co-op	3	2,277,500.00	0.62
Townhouse	7	1,588,889.57	0.44
Condo Hotel	1	1,256,500.00	0.34
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
PURPOSE	Loans	Statistical Calculation Date	Statistical Calculation Date
Purchase	356	$143,783,345.19	39.37%
Cash Out Refinance	297	111,769,028.01	30.60
Rate/Term Refinance	391	109,673,133.11	30.03
Total:	1,044	$365,225,506.31	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
	Mortgage	Outstanding as of the	Outstanding as of the
STATES	Loans	Statistical Calculation Date	Statistical Calculation Date
Alabama	2	$545,000.00	0.15%
Alaska	3	690,607.57	0.19
Arizona	85	23,611,494.41	6.46
Arkansas	1	153,000.00	0.04
California	160	76,892,789.27	21.05
Colorado	33	16,244,733.98	4.45
Connecticut	8	2,982,600.00	0.82
Delaware	2	1,031,178.00	0.28
District of Columbia	9	4,345,840.30	1.19
Florida	111	41,453,478.53	11.35
Georgia	33	11,418,715.40	3.13
Hawaii	11	4,241,307.30	1.16
Idaho	1	103,920.00	0.03
Illinois	34	11,805,497.49	3.23
Indiana	2	197,321.88	0.05
Iowa	3	483,515.35	0.13
Kansas	7	1,894,578.75	0.52
Kentucky	3	480,000.00	0.13
Louisiana	3	575,461.45	0.16
Maine	3	773,000.00	0.21
Maryland	24	10,965,466.29	3.00
Massachusetts	16	5,324,373.42	1.46
Michigan	59	13,970,746.64	3.83
Minnesota	19	7,690,236.07	2.11
Missouri	12	2,994,015.69	0.82
Montana	2	405,900.00	0.11
Nebraska	1	56,000.00	0.02
Nevada	20	8,224,223.00	2.25
New Hampshire	5	919,800.00	0.25
New Jersey	26	15,698,692.03	4.30
New Mexico	4	623,092.00	0.17
New York	32	15,804,560.25	4.33
North Carolina	49	13,117,089.98	3.59
Ohio	93	15,432,962.72	4.23
Oklahoma	3	605,999.99	0.17
Oregon	13	5,505,760.67	1.51
Pennsylvania	9	2,108,818.34	0.58
Rhode Island	1	240,000.00	0.07
South Carolina	13	5,192,366.48	1.42
Tennessee	12	1,931,472.06	0.53
Texas	34	8,465,100.99	2.32
Utah	5	680,900.00	0.19
Virginia	39	14,758,300.93	4.04
Washington	33	10,966,700.94	3.00
West Virginia	1	149,928.14	0.04
Wisconsin	4	868,960.00	0.24
Wyoming	1	2,600,000.00	0.71
Total:	1,044	$365,225,506.31	100.00%

Discount Margin Table (To Call)

Prepayment Speed	5% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
A-1
Price 100.0000	20	20	20	20	20

WAL	11.85	5.27	3.92	3.05	2.45
Mod Dur	9.18	4.56	3.5	2.78	2.27
Principal Window	May05 - Sep28	May05 – Aug18	May05 – Jul15	May05 - May13	May05 - Sep11

Discount Margin Table (To Maturity)

Prepayment Speed	5% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
A-1
Price 100.0000	20	21	21	21	22

WAL	12.11	5.66	4.27	3.35	2.70
Mod Dur	9.30	4.79	3.72	2.99	2.46
Principal Window	May05 - Apr35	May05 - Apr35	May05 - Apr35	May05 - Apr35	May05 - Apr35